UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2018

Strategic Education, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

0-21039	52-1975978
(Commission File Number)	(I.R.S. Employer Identification No.)

2303 Dulles Station Boulevard
Herndon, VA 20171
  (Address of Principal Executive Offices) (Zip Code)

(703) 561-1600
  (Registrant’s telephone number, including area code)

N/A
  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02        Results of Operations and Financial Condition.

On November 8, 2018, Strategic Education, Inc. (the “Company” or “SEI”) issued a press release announcing its financial results for the period ended September 30, 2018.  A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by SEI under the Securities Act of 1933, as amended.

Item 5.07.       Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting of Stockholders on November 6, 2018.  There were 21,704,294 shares of common stock eligible to be voted at the Annual Meeting and 19,750,992 shares were presented in person or represented by proxy at the meeting which constituted a quorum to conduct business.

There were four proposals submitted to the Company’s stockholders at the Annual Meeting.  All proposals were passed.  The final results of voting on each of the proposals are as follows:

Proposal 1: Elect twelve directors to the Board of Directors.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Vote
Robert S. Silberman	18,004,010	498,150	1,500	1,247,332
J. Kevin Gilligan	18,166,555	335,582	1,523	1,247,332
Robert R. Grusky	18,121,268	380,874	1,518	1,247,332
Dr. Charlotte F. Beason	18,168,727	333,652	1,280	1,247,333
Rita D. Brogley	18,449,505	52,844	1,310	1,247,333
Dr. John T. Casteen, III	18,406,011	96,151	1,497	1,247,333
H. James Dallas	18,449,027	53,115	1,517	1,247,333
Nathaniel C. Fick	18,448,987	53,154	1,518	1,247,333
Karl McDonnell	18,371,680	130,537	1,443	1,247,332
Todd A. Milano	18,168,910	333,232	1,518	1,247,332
G. Thomas Waite, III	18,172,434	329,708	1,518	1,247,332
J. David Wargo	14,003,893	4,498,260	1,505	1,247,334

Proposal 2: Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstain	Broker Non-Vote
19,281,434	291,978	177,580	0

Proposal 3:  Approval of the 2018 Equity Compensation Plan.

Votes For	Votes Against	Abstain	Broker Non-Vote
17,740,754	743,973	18,932	1,247,333

Proposal 4:  Approval on an advisory basis of the compensation of the named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Vote
18,286,321	195,236	22,103	1,247,332

  Item 9.01.      Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC EDUCATION, INC.
Date: November 8, 2018

	By:	/s/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and Chief Financial Officer